UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   September 4, 2002
(Date of Earliest Event Reported)

HUMANA INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5975 (Commission File Number)	61-0647538 (I.R.S. Employer Tax Identification No.)

500 West Main Street
Louisville, KY 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant=s telephone number, including area code)

Item 5.   Other Events

           Kenneth J. Fasola, Chief Operating Officer - Market Operations, has resigned effective September 4, 2002 to accept a new career opportunity outside Humana Inc.  In the interim, his duties will be split between Michael B. McCallister, President and Chief Executive Officer, and James E. Murray, Chief Operating Officer - Service Operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.
BY:_/s/ Arthur P. Hipwell_ Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    September 4, 2002